                                                                    Exhibit 10.7

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE
HAVE  BEEN  REGISTERED  WITH  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR THE
SECURITIES   COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON  AN  EXEMPTION  FROM
REGISTRATION  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  (THE  "SECURITIES
ACT"),  AND,  ACCORDINGLY,  MAY NOT BE OFFERED  OR SOLD  EXCEPT  PURSUANT  TO AN
EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE  SECURITIES  ACT OR PURSUANT TO AN
AVAILABLE  EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE  REGISTRATION
REQUIREMENTS  OF THE  SECURITIES  ACT AND IN ACCORDANCE  WITH  APPLICABLE  STATE
SECURITIES  LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO
SUCH  EFFECT,  THE  SUBSTANCE  OF WHICH SHALL BE  REASONABLY  ACCEPTABLE  TO THE
COMPANY.  THIS  SECURITY  AND THE  SECURITIES  ISSUABLE  UPON  EXERCISE  OF THIS
SECURITY  MAY BE PLEDGED IN  CONNECTION  WITH A BONA FIDE MARGIN  ACCOUNT WITH A
REGISTERED  BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL  INSTITUTION THAT IS AN
"ACCREDITED  INVESTOR"  AS DEFINED IN RULE 501(a)  UNDER THE  SECURITIES  ACT OR
OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

WL-___              To Purchase _____ Shares of Common Stock

                            RELATIONSERVE MEDIA, INC.

     THIS COMMON STOCK  PURCHASE  WARRANT (the  "WARRANT")  certifies  that, for value  received,  ____________  or its  registered  assigns (the  "HOLDER"),  is entitled,  upon the terms and subject to the  limitations  on  exercise  and the conditions  hereinafter  set forth, at any time on or after the date hereof (the
"INITIAL EXERCISE DATE") and on or prior to the close of business on October 30,
2012 (the "TERMINATION DATE") but not thereafter,  to subscribe for and purchase from RelationServe  Media, Inc., a Delaware  corporation (the "COMPANY"),  up to
___ shares (the "WARRANT  SHARES") of Common Stock,  par value $0.001 per share, of the Company (the "COMMON  STOCK").  The purchase price of one share of Common
Stock under this  Warrant  shall be equal to the Exercise  Price,  as defined in
SECTION 2(B).

     Section 1.     DEFINITIONS.   Capitalized  terms  used  and  not  otherwise
defined  herein  shall have the meanings  set forth in the  Securities  Purchase
Agreement (the "PURCHASE  AGREEMENT"),  dated as of October 31, 2005,  among the
Company,   the  purchasers   signatory  thereto  (the   "Purchasers"),   SendTec
Acquisition Corp., a Delaware corporation ("STAC"),  and Christiana Bank & Trust
Company, a Delaware banking corporation, in its capacity as administrative agent for the  Purchasers  (together with its successors and assigns in such capacity, the "Agent").

     Section 2.     EXERCISE.

             a)     EXERCISE  OF  WARRANT.   Exercise  of  the  purchase  rights
represented  by this  Warrant may be made,  in whole or in part,  at any time or times on or after the  Initial  Exercise  Date and on or before the  Termination
Date by delivery to the Company of a duly executed  facsimile copy of the Notice of Exercise  Form annexed  hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); PROVIDED, HOWEVER, within five  Trading  Days of the date said  Notice of  Exercise  is  delivered  to the
Company,  the Holder shall have  surrendered this Warrant to the Company and the
Company  shall have  received  payment of the  aggregate  Exercise  Price of the shares thereby  purchased by wire transfer or cashier's  check drawn on a United
States bank.

             b)     EXERCISE PRICE. The exercise price of the Common Stock under this Warrant shall be $0.01,  subject to  adjustment  hereunder  (the  "EXERCISE
Price").

             c)     CASHLESS EXERCISE.  This Warrant shall be exercised by means of a "cashless exercise" (as provided in the following  sentence)  automatically without  any action on the part of the Holder  hereof  immediately  prior to the close of business on the Termination Date. In addition, if at any time after one year  from  the  date  of  issuance  of  this  Warrant  there  is  no  effective
Registration Statement registering,  or no current prospectus available for, the resale of the  Warrant  Shares by the  Holder,  then  this  Warrant  may also be exercised  at such time by means of a  "cashless  exercise"  in which the Holder shall be  entitled  to receive a  certificate  for the number of Warrant  Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) =  the VWAP on the Trading Day immediately preceding the date of such election;

            (B) =  the Exercise Price of this Warrant, as adjusted; and

            (X) =  the number of Warrant  Shares  issuable upon exercise of this
                   Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

     This Warrant may also be exercised by means of a cashless exercise with the prior written consent of the Company.

             d)     EXERCISE  LIMITATIONS;  HOLDER'S  RESTRICTIONS.  The Company
shall not effect any exercise of this  Warrant,  and a Holder shall not have the right to exercise  any  portion of this  Warrant,  pursuant  to Section  2(c) or otherwise,  to the  extent  that  after  giving  effect to such  issuance  after exercise,  such Holder  (together with such Holder's  affiliates,  and any other person or  entity  acting as a group  together  with such  Holder or any of such
Holder's affiliates),  as set forth on the applicable Notice of Exercise,  would beneficially  own in excess of 4.99% of the number of shares of the Common Stock outstanding  immediately  after giving effect to such issuance.  For purposes of the foregoing sentence,  the number of shares of Common Stock beneficially owned by such Holder and its  affiliates  shall include the number of shares of Common
Stock  issuable  upon  exercise  of this  Warrant  with  respect  to  which  the determination  of such  sentence is being made,  but shall exclude the number of shares  of  Common  Stock  which  would be  issuable  upon (A)  exercise  of the remaining,  nonexercised  portion  of this  Warrant  beneficially  owned by such
Holder  or  any  of  its  affiliates  and  (B)  exercise  or  conversion  of the unexercised  or  nonconverted  portion of any other  securities  of the  Company
(including,  without limitation,  any other Debentures or Warrants) subject to a limitation  on  conversion  or exercise  analogous to the  limitation  contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence,  for purposes of this Section 2(d),  beneficial ownership  shall be calculated in accordance  with Section 13(d) of the Exchange
Act and the rules and regulations promulgated thereunder,  it being acknowledged by a Holder  that the  Company  is not  representing  to such  Holder  that such calculation  is in  compliance  with Section  13(d) of the Exchange Act and such
Holder  is  solely  responsible  for  any  schedules  required  to be  filed  in accordance  therewith.  To the  extent  that the  limitation  contained  in this
Section 2(d) applies,  the  determination of whether this Warrant is exercisable
(in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission  of a  Notice  of  Exercise  shall  be  deemed  to be  each  Holder's determination  of whether  this  Warrant is  exercisable  (in  relation to other securities  owned  by such  Holder)  and of which  portion  of this  Warrant  is exercisable,  in each case subject to such aggregate percentage limitation,  and the Company  shall have no  obligation to verify or confirm the accuracy of such
determination.   In  addition,  a  determination  as  to  any  group  status  as contemplated  above shall be determined in accordance  with Section 13(d) of the
Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2(d), in determining the number of outstanding  shares of Common
Stock, a Holder may rely on the number of outstanding  shares of Common Stock as reflected in (x) the  Company's  most recent Form 10-QSB or Form 10-KSB,  as the case may be, (y) a more  recent  public  announcement  by the Company or (z) any other notice by the Company or the  Company's  Transfer  Agent setting forth the number of shares of Common Stock  outstanding.  Upon the written or oral request of a Holder,  the Company  shall within two Trading  Days confirm  orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of  outstanding  shares of Common Stock shall be determined after giving effect to the  conversion or exercise of securities of the Company, including this Warrant,  by such Holder or its  affiliates  since the date as of which  such  number of  outstanding  shares of Common  Stock was  reported.  The provisions of this Section 2(d) may be waived by such Holder, at the election of such Holder,  upon not less than 61 days' prior  notice to the Company,  and the provisions of this Section 2(d) shall  continue to apply until such 61st day (or such later date,  as  determined  by such  Holder,  as may be  specified in such notice of waiver).  The provisions of this  paragraph  shall be implemented in a manner  otherwise than in strict  conformity with the terms of this Section 2(d)
to correct  this  paragraph  (or any portion  hereof)  which may be defective or inconsistent  with the intended 4.99%  beneficial  ownership  limitation  herein contained or to make changes or  supplements  necessary or desirable to properly give  effect  to  such  4.99%  limitation.  The  limitations  contained  in this paragraph  shall apply to a  successor  holder of this  Warrant.  The holders of
Common Stock of the Company shall be third party  beneficiaries  of this Section
2(d) and the  Company  may not waive this  Section  2(d)  without the consent of holders of a majority of its Common Stock.

             e)     MECHANICS OF EXERCISE.

                    i.     AUTHORIZATION   OF  WARRANT   SHARES.   The   Company
             covenants  that all  Warrant  Shares  that may be  issued  upon the exercise of the purchase  rights  represented by this Warrant will, upon exercise of the purchase  rights  represented by this Warrant, be duly authorized,  validly issued,  fully paid and  nonassessable and free from all taxes,  liens and charges in respect of the issue thereof  (other  than taxes in respect  of any  transfer  occurring contemporaneously with such issue).

                    ii.    DELIVERY OF CERTIFICATES UPON EXERCISE.  Certificates
             for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting  the account of the
             Holder's prime broker with the Depository Trust Company through its
             Deposit Withdrawal Agent Commission  ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the  address  specified  by the Holder in the Notice of Exercise within  three  Trading Days from the delivery to the Company of the
             Notice of Exercise  Form,  surrender of this Warrant and payment of the aggregate  Exercise  Price as set forth above  ("WARRANT  SHARE
             DELIVERY  DATE").  This  Warrant  shall  be  deemed  to  have  been exercised  on the  date  the  Exercise  Price  is  received  by the
             Company.  The Warrant  Shares  shall be deemed to have been issued, and the  Holder  or any  other  person  so  designated  to be named therein  shall be deemed to have  become a holder of record of such shares  for all  purposes,  as of the  date  the  Warrant  has been exercised,  by payment to the Company of the Exercise Price and all taxes  required  to be paid by the  Holder,  if  any,  pursuant  to
             Section 2(e)(vii) prior to the issuance of such shares.

                    iii.   DELIVERY  OF NEW  WARRANTS  UPON  EXERCISE.  If  this
             Warrant shall have been exercised in part,  the Company  shall,  at
             the  time  of  delivery   of  the   certificate   or   certificates
             representing  Warrant  Shares,  deliver to the Holder a new Warrant evidencing  the rights of the Holder to  purchase  the  unpurchased
             Warrant Shares called for by this Warrant,  which new Warrant shall in all other respects be identical with this Warrant.

                    iv.    RESCISSION  RIGHTS. If the Company fails to cause its
             transfer   agent  to  transmit  to  the  Holder  a  certificate  or
             certificates  representing  the Warrant Shares  pursuant to Section
             2(e)(ii) by the Warrant Share Delivery  Date,  then the Holder will have the right to rescind such exercise.

                    v.     COMPENSATION  FOR BUY-IN ON FAILURE TO TIMELY DELIVER
             CERTIFICATES  UPON  EXERCISE.  In  addition  to  any  other  rights available to the Holder, if the Company fails to cause its transfer agent to  transmit  to the  Holder a  certificate  or  certificates representing  the  Warrant  Shares  pursuant  to an  exercise on or before the Warrant Share  Delivery Date, and if after such date the
             Holder is  required  by its broker to  purchase  (in an open market transaction  or  otherwise)  shares of Common  Stock to  deliver in satisfaction  of a sale by the Holder of the Warrant  Shares  which the Holder  anticipated  receiving upon such exercise (a "BUY-IN"), then the Company  shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase  price  (including  brokerage commissions,  if any) for the shares of Common  Stock so  purchased exceeds  (y) the  product of (A) the number of Warrant  Shares that the  Company was  required  to deliver to the Holder in  connection with the exercise at issue multiplied by (B) the price at which the sell order giving rise to such  purchase  obligation  was executed, and (2) at the option of the Holder,  either  reinstate the portion of the Warrant and  equivalent  number of Warrant  Shares for which such  exercise  was not honored or deliver to the Holder the number of shares of Common  Stock  that  would  have been  issued  had the
             Company timely complied with its exercise and delivery  obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted  exercise of this  Warrant,  with respect to which the actual sale price of the  Warrant  Shares at the time of sale was a total of $10,000,  under  clause (1) of the  immediately  preceding sentence,  the Company shall be required to pay the Holder  $1,000.
             The Holder shall provide the Company written notice  indicating the amounts  payable to the Holder in respect of the  Buy-In,  together
             with  applicable   confirmations  and  other  evidence   reasonably
             requested  by the  Company.  Nothing  herein shall limit a Holder's right to pursue any other  remedies  available to it hereunder,  at law  or in  equity  including,  without  limitation,  a  decree  of specific  performance  and/or injunctive relief with respect to the
             Company's  failure  to  timely  deliver  certificates  representing shares of Common  Stock upon  exercise  of the  Warrant as required pursuant to the terms hereof.

                    vi.    NO FRACTIONAL  SHARES OR SCRIP. No fractional  shares
             or scrip  representing  fractional  shares shall be issued upon the exercise of this  Warrant.  As to any fraction of a share which the
             Holder would  otherwise be entitled to purchase upon such exercise, the Company  shall pay a cash  adjustment  in respect of such final fraction  in an amount  equal to such  fraction  multiplied  by the
             Exercise Price.

                    vii.   CHARGES, TAXES AND EXPENSES. Issuance of certificates
             for Warrant  Shares shall be made without  charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such  certificate,  all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the  name of the  Holder  or in such  name  or  names  as may be directed  by the  Holder;  PROVIDED,  HOWEVER,  that  in the  event certificates  for  Warrant  Shares are to be issued in a name other than the name of the Holder,  this  Warrant  when  surrendered  for exercise  shall be  accompanied  by the  Assignment  Form  attached hereto duly executed by the Holder; and the Company may require, as a condition  thereto,  the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                    viii.  CLOSING  OF  BOOKS.  The  Company  will not close its stockholder  books or  records  in any manner  which  prevents  the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3.     CERTAIN ADJUSTMENTS.

             a)     STOCK  DIVIDENDS  AND SPLITS.  If the  Company,  at any time while this Warrant is outstanding:  (A) pays a stock dividend or otherwise makes a  distribution  or  distributions  on shares of its  Common  Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for  avoidance of doubt,  shall not include any shares of Common Stock issued by the Company  pursuant to this  Warrant),  (B) subdivides  outstanding  shares of

Common Stock into a larger number of shares,  (C) combines  (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares,  or (D) issues by  reclassification  of shares of the  Common  Stock any shares of capital  stock of the Company,  then in each case the  Exercise  Price shall be multiplied by a fraction of which the numerator  shall be the number of
shares  of  Common  Stock  (excluding   treasury  shares,  if  any)  outstanding
immediately  before such event and of which the denominator  shall be the number of shares of Common  Stock  outstanding  immediately  after  such  event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any  adjustment  made  pursuant  to this  Section  3(a) shall  become
effective   immediately   after  the  record  date  for  the   determination  of
stockholders  entitled to receive such dividend or distribution and shall become effective  immediately  after the effective  date in the case of a  subdivision, combination or re-classification.

             b)     SUBSEQUENT  EQUITY SALES.  If the Company or any  Subsidiary
thereof,  as applicable,  at any time while this Warrant is  outstanding,  shall offer,  sell, grant any option to purchase or offer,  sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other  disposition) any Common Stock or
Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective  price per share less than the then  Exercise  Price (such lower price,  the "BASE  SHARE  PRICE" and such  issuances  collectively,  a "DILUTIVE
ISSUANCE"),  as adjusted  hereunder (if the holder of the Common Stock or Common
Stock Equivalents so issued shall at any time,  whether by operation of purchase price adjustments, reset provisions,  floating conversion,  exercise or exchange prices or  otherwise,  or due to warrants,  options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common
Stock at an  effective  price per share which is less than the  Exercise  Price, such issuance  shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance),  then, (i) if the issuance occurs during the  period  from the  Initial  Exercise  Date  until  the later of the 18 month anniversary  of the Initial  Exercise  Date and the closing  date of a Qualified
Offering (as hereinafter defined),  the Exercise Price shall be reduced to equal the Base Share Price and the number of Warrant Shares  issuable  hereunder shall be increased  such that the aggregate  Exercise Price payable  hereunder,  after taking into account the decrease in the  Exercise  Price,  shall be equal to the aggregate  Exercise  Price prior to such  adjustment,  and (ii) if such issuance occurs  thereafter  until the  Termination  Date,  the  Exercise  Price shall be reduced and only reduced by multiplying  the Exercise  Price by a fraction,  the numerator  of  which  is the  number  of  shares  of  Common  Stock  issued  and outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common  Stock  that the  offering  price  for such  Dilutive  Issuance  would purchase at the then Exercise  Price,  and the denominator of which shall be the sum of the number of shares of Common Stock issued and  outstanding  immediately prior to the  Dilutive  Issuance  plus the  number of shares of Common  Stock so issued or issuable in connection  with the Dilutive  Issuance  (such  fractional result,  the "AVERAGE  SHARE PRICE") and the number of Warrant  Shares  issuable hereunder  shall be increased  such that the  aggregate  Exercise  Price payable hereunder,  after taking into account the decrease in the Exercise Price,  shall be  equal  to the  aggregate  Exercise  Price  prior  to such  adjustment.  Such adjustment shall be made whenever such Common Stock or Common Stock  Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued  under this Section  3(b) in respect of an Exempt  Issuance.  The Company shall notify the Holder in writing,  no later than the Trading Day following the issuance  of any  Common  Stock or  Common  Stock  Equivalents  subject  to this section,  indicating therein the applicable issuance price, or of the applicable reset price,  exchange  price,  conversion  price and other  pricing terms (such notice, the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification,  whether or not the Company provides a Dilutive  Issuance Notice pursuant to this Section
3(b),  upon the  occurrence  of any  Dilutive  Issuance,  after the date of such
Dilutive Issuance the Holder is entitled to receive the number of Warrant Shares based upon the Base Share  Price or the  Average  Share  Price,  as  applicable, regardless  of whether the Holder  accurately  refers to the Base Share Price or the Average Share Price,  as applicable,  in the Notice of Exercise.  "QUALIFIED
OFFERING" means a firm commitment  underwritten  public offering of Common Stock or Common Stock  Equivalents  where the proceeds to the Company  equal or exceed
$25 million and the  effective  price per share equals or exceeds twice the then
Exercise Price.

             c)     PRO RATA DISTRIBUTIONS. If the Company, at any time prior to the Termination  Date,  shall distribute to all holders of Common Stock (and not to Holders of the Warrants)  evidences of its indebtedness or assets  (including cash and cash  dividends) or rights or warrants to subscribe for or purchase any security  other than the Common Stock (which shall be subject to Section  3(b)), then in each such case the Exercise Price shall be adjusted by  multiplying  the
Exercise  Price  in  effect  immediately  prior to the  record  date  fixed  for determination  of  stockholders  entitled  to  receive  such  distribution  by a fraction of which the denominator  shall be the VWAP determined as of the record date  mentioned  above,  and of which the  numerator  shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed  applicable to one  outstanding  share  of the  Common  Stock  as  determined  by the  Board of
Directors in good faith. In either case the adjustments  shall be described in a statement  provided  to the  Holder of the  portion  of assets or  evidences  of indebtedness so distributed or such subscription  rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall  become  effective  immediately  after the record date  mentioned above.

             d)     FUNDAMENTAL TRANSACTION.  If, at any time while this Warrant is  outstanding,  (A) the  Company  effects any merger or  consolidation  of the
Company with or into another Person,  (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C)
any tender offer or exchange offer (whether by the Company or another Person) is completed  pursuant to which  holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects  any  reclassification  of the  Common  Stock  or any  compulsory  share exchange  pursuant to which the Common Stock is  effectively  converted  into or exchanged  for  other  securities,  cash  or  property  (in  any  such  case,  a
"FUNDAMENTAL TRANSACTION"),  then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive,  for each  Warrant  Share that would have been  issuable upon such exercise  immediately  prior to the  occurrence of such  Fundamental  Transaction,  at the option of the Holder,  (a) the number of shares of Common  Stock of the  successor  or  acquiring  corporation  or of the
Company, if it is the surviving  corporation,  and any additional  consideration
(the  "ALTERNATE  CONSIDERATION")  receivable  upon  or  as  a  result  of  such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common  Stock for which  this  Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash  transaction,  cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise,  the  determination  of the Exercise Price shall be appropriately adjusted  to apply  to such  Alternate  Consideration  based  on the  amount  of
Alternate Consideration issuable in respect of one share of Common Stock in such
Fundamental  Transaction,  and the Company shall  apportion  the Exercise  Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of
Common Stock are given any choice as to the  securities,  cash or property to be received in a Fundamental  Transaction,  then the Holder shall be given the same choice as to the Alternate  Consideration  it receives upon any exercise of this
Warrant  following  such  Fundamental  Transaction.  To the extent  necessary to effectuate the foregoing  provisions,  any successor to the Company or surviving entity in such Fundamental  Transaction  shall issue to the Holder a new warrant consistent  with the foregoing  provisions  and evidencing the Holder's right to exercise  such  warrant  into  the  Alternate  Consideration.  The  terms of any agreement pursuant to which a Fundamental  Transaction is effected shall include terms  requiring  any such  successor  or  surviving  entity to comply  with the provisions  of this  Section  3(d) and  insuring  that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

             e)     CALCULATIONS. All calculations under this Section 3 shall be made to the nearest cent or the nearest  1/100th of a share, as the case may be.
For  purposes of this  Section 3, the number of shares of Common Stock deemed to be issued and  outstanding  as of a given date shall be the sum of the number of
shares  of  Common  Stock  (excluding   treasury  shares,  if  any)  issued  and
outstanding.

             f)     VOLUNTARY ADJUSTMENT BY COMPANY. The Company may at any time during the term of this Warrant  reduce the then current  Exercise  Price to any amount and for any period of time deemed  appropriate  by the Board of Directors of the Company;  PROVIDED,  HOWEVER,  that in the event the Company elects to so adjust the Exercise Price, the Company may  subsequently  revert to the Exercise
Price in effect immediately prior to such voluntary adjustment.

             g)     NOTICE TO HOLDERS.

                    i.     ADJUSTMENT TO EXERCISE  PRICE.  Whenever the Exercise
             Price is  adjusted  pursuant to this  Section 3, the Company  shall promptly  mail to each Holder a notice  setting  forth the Exercise
             Price after such  adjustment and setting forth a brief statement of the  facts  requiring  such  adjustment.  If the  Company  issues a variable rate security,  the Company shall be deemed to have issued
             Common Stock or Common  Stock  Equivalents  at the lowest  possible conversion  or  exercise  price at  which  such  securities  may be converted or exercised in the case of a Variable  Rate  Transaction
             (as defined in the Purchase Agreement).

                    ii.    NOTICE  TO  ALLOW  EXERCISE  BY  HOLDER.  If (A)  the
             Company shall declare a dividend (or any other distribution) on the
             Common Stock; (B) the Company shall declare a special  nonrecurring cash  dividend  on or a  redemption  of the Common  Stock;  (C) the
             Company  shall  authorize the granting to all holders of the Common
             Stock rights or warrants to subscribe for or purchase any shares of capital  stock of any class or of any rights;  (D) the  approval of any  stockholders  of the Company  shall be required in  connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or  substantially  all  of  the  assets  of  the  Company,  of  any compulsory  share  exchange  whereby the Common  Stock is converted into other  securities,  cash or  property;  (E) the Company  shall authorize the voluntary or involuntary dissolution,  liquidation or winding up of the affairs of the Company;  then, in each case,  the
             Company  shall cause to be mailed to the Holder at its last address as it shall  appear upon the Warrant  Register of the  Company,  at least 20 calendar days prior to the applicable  record or effective date hereinafter  specified, a notice stating (x) the date on which a  record  is to  be  taken  for  the  purpose  of  such  dividend, distribution, redemption, rights or warrants, or if a record is not to be taken,  the date as of which the holders of the Common  Stock
             of  record  to  be  entitled  to  such   dividend,   distributions,
             redemption,  rights or warrants  are to be  determined,  or (y) the date on which such reclassification,  consolidation,  merger, sale, transfer  or share  exchange is  expected  to become  effective  or close,  and the date as of which it is expected that holders of the
             Common Stock of record  shall be entitled to exchange  their shares of  the  Common  Stock  for  securities,  cash  or  other  property deliverable  upon  such  reclassification,  consolidation,  merger, sale,  transfer or share  exchange;  PROVIDED,  that the failure to mail such notice or any --------  defect  therein or in the mailing thereof  shall not  affect the  validity  of the  corporate  action required  to be  specified  in such  notice.  Subject  to the other provisions of this Warrant, the Holder is entitled to exercise this
             Warrant  during the 20-day  period  commencing  on the date of such notice to the effective date of the event triggering such notice.

             h)     If the Company shall be in default under Section  2(e)(i) so that shares  issued at the  Exercise  Price,  adjusted in  accordance  with this
Section 3 would not be validly  issued,  the  adjustment of the number of shares provided for in this Section 3 shall nonetheless be made and the Holder shall be entitled to purchase such greater  number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not  constitute a waiver of any claim  arising  against the Company by reason of its default under Section 2(e)(i) of this Warrant.

     Section 4.     TRANSFER OF WARRANT.

             a)     TRANSFERABILITY.  Subject to compliance  with any applicable securities  laws and the  conditions  set forth in Sections 4(d) and 5(a) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights  hereunder are  transferable,  in whole or in part, upon surrender of this Warrant at the  principal  office of the Company,  together  with a written assignment  of this  Warrant  substantially  in the form  attached  hereto  duly executed by the Holder or its agent or attorney and funds  sufficient to pay any transfer  taxes payable upon the making of such  transfer.  Upon such  surrender and, if required,  such  payment,  the Company  shall  execute and deliver a new
Warrant  or  Warrants  in the  name  of the  assignee  or  assignees  and in the denomination or  denominations  specified in such instrument of assignment,  and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned,  and this Warrant shall  promptly be cancelled.  A Warrant,  if properly assigned,  may be exercised by a new holder for the purchase of Warrant
Shares without having a new Warrant issued.

             b)     NEW  WARRANTS.  This Warrant may be divided or combined with other Warrants upon presentation  hereof at the aforesaid office of the Company, together with a written notice  specifying the names and  denominations in which new  Warrants  are to be issued,  signed by the Holder or its agent or attorney.
Subject  to  compliance  with  Section  4(a),  as to any  transfer  which may be involved in such division or combination,  the Company shall execute and deliver a new Warrant or Warrants in exchange  for the Warrant or Warrants to be divided or combined in accordance with such notice.

             c)     WARRANT  REGISTER.  The Company shall register this Warrant, upon records to be  maintained  by the Company for that  purpose  (the  "WARRANT
REGISTER"),  in the name of the  record  Holder  hereof  from time to time.  The
Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise  hereof or any  distribution to the
Holder, and for all other purposes, absent actual notice to the contrary.

             d)     TRANSFER  RESTRICTIONS.  If, at the time of the surrender of this Warrant in connection  with any transfer of this  Warrant,  the transfer of this  Warrant  shall not be  registered  pursuant to an  effective  registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require,  as a condition of allowing such transfer (i)
that the Holder or transferee of this  Warrant,  as the case may be,  furnish to the  Company a written  opinion  of  counsel  (which  opinion  shall be in form,
substance   and  scope   customary   for  opinions  of  counsel  in   comparable
transactions) to the effect that such transfer may be made without  registration under the Securities Act and under applicable state securities or blue sky laws,
(ii) that the  holder or  transferee  execute  and  deliver  to the  Company  an investment letter in form and substance acceptable to the Company and (iii) that the  transferee  be an  "accredited  investor"  as defined  in Rules  501(a)(1),
(a)(2),  (a)(3),  (a)(7),  or (a)(8)  promulgated  under the Securities Act or a qualified  institutional  buyer as defined in Rule 144A(a) under the  Securities
Act.

     Section 5.     MISCELLANEOUS.

             a)     TITLE TO WARRANT.  Prior to the Termination Date and subject to compliance with  applicable laws and Section 4 of this Warrant,  this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the  Company by the Holder in person or by duly  authorized  attorney, upon surrender of this Warrant  together with the Assignment Form annexed hereto properly  endorsed.  The transferee shall sign an investment  letter in form and substance reasonably satisfactory to the Company.

             b)     NO RIGHTS AS SHAREHOLDER  UNTIL EXERCISE.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder  of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the  payment  of the  aggregate  Exercise  Price  (or  by  means  of a  cashless exercise),  the Warrant Shares so purchased shall be deemed to be issued to such
Holder as the record  owner of such  shares as of the close of  business  on the later of the date of such surrender or payment.

             c)     LOSS,  THEFT,  DESTRUCTION  OR  MUTILATION  OF WARRANT.  The
Company  covenants  that upon  receipt  by the  Company of  evidence  reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock  certificate  relating to the Warrant Shares,  and in case of loss,

                                       10

theft or  destruction,  of indemnity or security  reasonably  satisfactory to it
(which, in the case of the Warrant,  shall not include the posting of any bond), and upon surrender and  cancellation  of such Warrant or stock  certificate,  if mutilated,  the Company will make and deliver a new Warrant or stock certificate of like  tenor and dated as of such  cancellation,  in lieu of such  Warrant  or stock certificate.

             d)     SATURDAYS,  SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the  taking of any action or the  expiration  of any right  required  or granted herein shall be a Saturday,  Sunday or a legal holiday, then such action may be taken or such right may be  exercised  on the next  succeeding  day not a
Saturday, Sunday or legal holiday.

             e)     AUTHORIZED SHARES.

                    The Company  covenants that during the period the Warrant is outstanding,  it will  reserve  from its  authorized  and  unissued
             Common  Stock a  sufficient  number of shares  to  provide  for the issuance of the Warrant  Shares upon the  exercise of any  purchase rights under this Warrant.  The Company further  covenants that its issuance of this Warrant  shall  constitute  full  authority to its
             officers  who  are  charged  with  the  duty  of  executing   stock
             certificates  to execute and issue the necessary  certificates  for the Warrant  Shares upon the exercise of the purchase  rights under this Warrant.  The Company will take all such reasonable  action as may be necessary  to assure that such Warrant  Shares may be issued as provided  herein  without  violation  of any  applicable  law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                    Except  and to the extent as waived or  consented  to by the
             Holder,  the Company  shall not by any action,  including,  without limitation,  amending its certificate of  incorporation  or through any  reorganization,  transfer  of assets,  consolidation,  merger, dissolution,  issue or sale of  securities  or any other  voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this  Warrant,  but will at all times in good faith assist in the  carrying  out of all such terms and in the taking of all such actions as may be necessary or  appropriate to protect the rights of Holder as set forth in this Warrant  against  impairment.
             Without limiting the generality of the foregoing,  the Company will
             (a) not  increase  the par value of any  Warrant  Shares  above the amount  payable  therefor upon such exercise  immediately  prior to such  increase  in par  value,  (b) take all such  action as may be necessary or  appropriate in order that the Company may validly and legally issue fully paid and nonassessable  Warrant Shares upon the exercise  of this  Warrant,  and (c)  use  commercially  reasonable efforts to obtain all such  authorizations,  exemptions or consents from any public regulatory body having jurisdiction  thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                    Before taking any action which would result in an adjustment in  the  number  of  Warrant  Shares  for  which  this  Warrant  is exercisable or in the Exercise Price,  the Company shall obtain all

                                       11

             such  authorizations or exemptions thereof, or consents thereto, as may be necessary from any public  regulatory  body or bodies having jurisdiction thereof.

             f)     JURISDICTION.  All questions  concerning  the  construction, validity,  enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

             g)     RESTRICTIONS.  The  Holder  acknowledges  that  the  Warrant
Shares acquired upon the exercise of this Warrant, if not registered,  will have restrictions upon resale imposed by state and federal securities laws.

             h)     NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or  otherwise  prejudice  the  Holder's  rights,  powers or remedies,  notwithstanding  the fact that all rights hereunder  terminate on the
Termination  Date. If the Company  willfully and knowingly  fails to comply with any  provision of this  Warrant,  which  results in any material  damages to the
Holder,  the Company  shall pay to Holder such amounts as shall be sufficient to cover  any  costs  and  expenses  including,  but  not  limited  to,  reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise  enforcing any of its rights, powers or remedies hereunder.

             i)     NOTICES.  Any notice,  request or other document required or permitted  to be  given or  delivered  to the  Holder  by the  Company  shall be delivered in accordance with the notice provisions of the Purchase Agreement.

             j)     LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant
Shares, and no enumeration  herein of the rights or privileges of Holder,  shall give rise to any liability of Holder for the purchase  price of any Common Stock or as a stockholder  of the Company,  whether such  liability is asserted by the
Company or by creditors of the Company.

             k)     REMEDIES.  Holder, in addition to being entitled to exercise all rights granted by law,  including  recovery of damages,  will be entitled to specific  performance of its rights under this Warrant.  The Company agrees that monetary  damages  would not be adequate  compensation  for any loss incurred by reason of a breach by it of the  provisions of this Warrant and hereby agrees to waive the defense in any action for  specific  performance  that a remedy at law would be adequate.

             l)     SUCCESSORS  AND ASSIGNS.  Subject to  applicable  securities laws, this Warrant and the rights and obligations  evidenced  hereby shall inure to the  benefit of and be binding  upon the  successors  of the  Company and the successors and permitted  assigns of the Holder.  The provisions of this Warrant are  intended  to be for the  benefit of all  Holders  from time to time of this
Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

             m)     AMENDMENT.  This  Warrant  may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                                       12

             n)     SEVERABILITY.  Wherever  possible,  each  provision  of this
Warrant shall be  interpreted  in such manner as to be effective and valid under applicable  law, but if any  provision of this Warrant shall be prohibited by or invalid under  applicable law, such provision shall be ineffective to the extent of such  prohibition or invalidity,  without  invalidating the remainder of such provisions or the remaining provisions of this Warrant.

             o)     HEADINGS.  The  headings  used in this  Warrant  are for the convenience of reference  only and shall not, for any purpose,  be deemed a part of this Warrant.

                              ********************

                                       13

     IN WITNESS  WHEREOF,  the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  ________ __, 200_

                                          RELATIONSERVE MEDIA, INC.

                                          By:_______________________________
                                             Name:
                                             Title:

                                       14

                               NOTICE OF EXERCISE

TO:   RELATIONSERVE MEDIA, INC.

          (1)  The undersigned hereby elects to purchase ________ Warrant Shares of the Company  pursuant to the terms of the attached Warrant (only if exercised in full), and tenders  herewith payment of the exercise price in full,  together with all applicable transfer taxes, if any.

          (2)  Payment shall take the form of (check applicable box):

                  [  ] in lawful money of the United States; or

                  [ ] the  cancellation  of such number of Warrant  Shares as is necessary,  in  accordance  with the formula  set forth in  subsection
          2(c), to exercise  this Warrant with respect to the maximum  number of
          Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

          (3)  Please issue a  certificate  or  certificates  representing  said
Warrant  Shares  in the  name of the  undersigned  or in such  other  name as is specified below:

                         -------------------------------

The Warrant Shares shall be delivered to the following:

                         -------------------------------

                         -------------------------------

                         -------------------------------

          (4)  ACCREDITED INVESTOR.  The undersigned is an "accredited investor"
as defined in  Regulation D  promulgated  under the  Securities  Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
                         -------------------------------------------------------

SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY:
                                                       -------------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Date:
      --------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

______________________________________________________________________.

______________________________________________________________________

                                                Dated:  ______________, ________

            Holder's Signature:  _____________________________

            Holder's Address:    _____________________________

                                 _____________________________

Signature Guaranteed:  ___________________________________________

NOTE: The signature to this  Assignment Form must correspond with the name as it appears on the face of the Warrant,  without  alteration or  enlargement  or any change whatsoever,  and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.